EXHIBIT 21
The Company has the following subsidiaries. Joint Venture entities are shown in an asterisk. United Dominion Realty, L.P. is a limited partnership with outside limited partners holding minimal percentage interests. The Company owns general and limited partnership interests in United Dominion Realty, L.P. constituting 95% of the aggregate partnership interest. Entities marked with double asterisks are those entities in which United Dominion Realty, L.P. is either a member or a partner. All other entities are wholly owned.

State of Incorporation
Subsidiary	or Organization

1001 Properties, LLC*	Delaware
101 Colorado High-Rise, LP*	Delaware
1020 Tower, LP*	Delaware
10420 McKinley Partners, LP*	Delaware
10700 Wilshire, LLC*	Delaware
13th And Market Properties LLC*	Delaware
1900 McKinney Properties, LP*	Delaware
20 Lambourne LLC	Delaware
24 Hundred Properties LLC*	Delaware
465 N. Park Drive, LLC*	Delaware
6104 Hollywood, LLC*	Delaware
AAC Funding II, Inc.	Delaware
AAC Funding IV LLC**	California
AAC Funding IV, Inc.	Delaware
AAC Funding Partnership II**	Delaware
AAC Funding III LLC**	Delaware
AAC Seattle I, Inc.	Delaware
AAC/FSC Crown Pointe Investors, LLC	Washington
AAC/FSC Hilltop Investors, LLC	Washington
AAC/FSC Seattle Properties, LLC**	Delaware
Acoma High-Rise, LP*	Delaware
Andover House LLC	Delaware
Andover Member 1 LLC	Delaware
Andover Member 2 LLC	Delaware
Apartments on Chestnut Limited Partnership*	Delaware
Ardrey Kell Townhomes, LLC*	Delaware
Ashton at Dublin Station, LLC*	Delaware
Ashton Judiciary Square, LLC*	Delaware
Ashwood Commons, L.L.C.*	Washington
Ashwood Commons North LLC*	Washington
ASR Investments Corporation	Maryland
Bella Terra Villas LLC	Delaware
Bellevue Plaza Development LLC*	Delaware
Boulevard Residential, LLC*	Delaware
CMP-1, LLC	Delaware
Calvert’s Walk LLC	Delaware
Cedar Street High-Rise, L.P.*	Delaware
Circle Towers LLC**	Delaware
Coastal Monterey Properties LLC**	Delaware
Columbus Square LLC	Delaware
Columbus Square 775 LLC*	Delaware
Columbus Square 795 LLC*	Delaware

State of Incorporation
Subsidiary	or Organization

Columbus Square 801 LLC*	Delaware
Columbus Square 805 LLC*	Delaware
Columbus Square 808 LLC*	Delaware
Consolidated-Hampton, LLC	Maryland
Continental 146 Fund LLC	Wisconsin
Coronado South Apartments, L.P**	Delaware
DCO 1015 Grandview LP	Delaware
DCO 2400 14th Street LLC	Delaware
DCO 3033 Wilshire LLC	Delaware
DCO Addison at Brookhaven LP	Delaware
DCO Arbors at Lee Vista LLC	Delaware
DCO Beach LLC	Delaware
DCO Beach Walk LLC	Delaware
DCO Belmont Townhomes LLC	Delaware
DCO Bennett Development LP	Delaware
DCO Borgata LLC	Delaware
DCO Brookhaven Center LP	Delaware
DCO Brooks Apartments LP	Delaware
DCO Caroline Development LLC	Delaware
DCO Clipper Pointe LP	Delaware
DCO College Park LLC	Delaware
DCO Garden Oaks LP	Delaware
DCO Gessner Development LP	Delaware
DCO Glenwood Apartments GP LLC	Delaware
DCO Glenwood Apartments LP	Delaware
DCO Greenbrook Apartments LP	Delaware
DCO Greenhaven LP	Delaware
DCO Highlands LLC	Delaware
DCO Holdings, Inc.	Delaware
DCO Market LLC	Delaware
DCO Mission Bay LP	Delaware
DCO Option 2 LLC	Delaware
DCO Pine Avenue LP	Delaware
DCO Realty, Inc.	Delaware
DCO Realty LP LLC	Delaware
DCO Realty Surprise LLC	Delaware
DCO Savoye LLC	Delaware
DCO Savoye 2 LLC	Delaware
DCO Seaport LLC	Delaware
DCO Springhaven LP	Delaware
DCO Stoughton LLC	Delaware
DCO Talisker LP	Delaware
Domain College Park, LLC*	Delaware
Dominion Constant Friendship LLC	Delaware
Dominion Eden Brook LLC	Delaware
Dominion Kings Place LLC	Delaware
Domus SPE General Partner, LLC*	Delaware
Eastern Residential, Inc.	Delaware
Easton Partners I, LP*	Delaware
FMP Member, Inc.	Delaware
Foxborough Lodge Limited Partnership*	Delaware
Garrison Harcourt Square LLC	Delaware
Governour’s Square of Columbus Co. Ltd**	Ohio
HMS Master Limited Partnership*	Delaware
HMS SouthPark Residential LLC*	Delaware
HPI 2161 Sutter LP	Delaware

State of Incorporation
Subsidiary	or Organization

HPI Option 2 LLC	Delaware
Hanover Square SPE LLC**	Delaware
Harding Park, Inc.	Delaware
Harding Park LP LLC	Delaware
Hawthorne Apartments LLC	Delaware
Heritage Communities LLC	Delaware
Icon Tower, LP*	Delaware
Inlet Bay at Gateway, LLC	Delaware
Inwood Development LLC**	Delaware
Jamestown of St. Matthews Limited Partnership**	Ohio
Jefferson at Marina del Rey, L.P.	Delaware
K/UDR Venture LLC*	Delaware
Kelvin and Jamboree Properties, LLC*	Delaware
L.A. Southpark High Rise, LP*	Delaware
La Jolla Wilshire, LLC*	Delaware
Lakeside Mill LLC	Delaware
Lakeside Port Orange LLC	Delaware
Lenox Farms Limited Partnership*	Delaware
Lincoln TC II, L.P.	Delaware
Lodge at Ames Pond Limited Partnership*	Delaware
Lofts at Charles River Landing, LLC*	Delaware
Lofts on Miracle Mile, LP*	Delaware
LPC Millenia Place Apartments LLC	Delaware
LPC Plantation Apartments L.P.	Delaware
MacAlpine Place Apartment Partners, Ltd**	Florida
Management Company Services, Inc.	Delaware
Ninety Five Wall Street LLC**	Delaware
Northbay Properties II, L.P**	California
Olive Way High-Rise LP*	Delaware
Parker’s Landing Condominiums LLC	Delaware
Parker’s Landing Townhomes LLC	Delaware
Polo Park Apartments LLC**	Delaware
Portico Properties, LLC*	Delaware
RE3, Inc.	Delaware
Riverway Residential, LP*	Delaware
St. Johns GP LLC	Delaware
Sandpiper Cove Associates, LLC*	Delaware
Sierra Palms Condominiums LLC	Delaware
Stoughton Residential, LLC*	Delaware
Strata Properties, LLC*	Delaware
THC/UDR Development Venture LLC*	Delaware
THC/UDR Domain College Park LLC*	Delaware
The Commons of Columbia, Inc.	Virginia
The Paseo del Mar I, LP*	Delaware
Thomas Circle Properties LLC*	Delaware
Town Square Commons, LLC	District of Columbia
Towson Holdings, LLC*	Delaware
Towson Promenade, LLC*	Delaware
Tremont Partners, LP*	Delaware
Trilon Townhouses, LLC	District of Columbia
UDR 10 Hanover LLC**	Delaware
UDR 1818 Platinum LLC	Delaware
UDR Altamira Place LLC	Delaware
UDR Arborview Associates LLC	Delaware
UDR Aspen Creek, LLC	Virginia
UDR California GP, LLC**	Delaware

State of Incorporation
Subsidiary	or Organization

UDR California GP II, LLC	Delaware
UDR California Properties, LLC	Virginia
UDR Calvert, LLC**	Delaware
UDR Calvert’s Walk Associates Limited Partnership	Maryland
UDR Calverts Walk GP, LLC	Delaware
UDR Carlsbad Apartments, L.P**	Delaware
UDR Carriage Homes, LLC	Delaware
UDR Chelsea LLC	Delaware
UDR Chelsea Member LLC	Delaware
UDR Crane Brook LLC**	Delaware
UDR Developers, Inc.	Virginia
UDR Domain Brewers Hill LLC	Delaware
UDR Foxglove Associates L.L.C**	Maryland
UDR Garrison Square LLC	Delaware
UDR Harbor Greens, L.P**	Delaware
UDR Holdings, LLC**	Virginia
UDR Huntington Vista, L.P**	Delaware
UDR Inwood LLC**	Delaware
UDR, Inc.	Maryland
UDR/K Venture Member LLC	Delaware
UDR Lakeline Villas LLC*	Delaware
UDR Lakeside Mill, LLC**	Virginia
UDR Legacy at Mayland LLC	Delaware
UDR Lincoln at Towne Square LLC*	Delaware
UDR Lincoln at Towne Square II LLC*	Delaware
UDR Los Alisos, LLC**	Delaware
UDR Marina Pointe LLC	Delaware
UDR Maryland Properties, LLC**	Virginia
UDR/MetLife G.P. LLC*	Delaware
UDR/MetLife Mall Ventures Limited Partnership*	Delaware
UDR/MetLife Master Limited Partnership*	Delaware
UDR/MetLife Master Limited Partnership II*	Delaware
UDR/ML Venture LLC	Delaware
UDR/ML Venture 2 LLC	Delaware
UDR Midlands Acquisition, LLC**	Delaware
UDR Newport Beach North, L.P**	Delaware
UDR Ocean Villa Apartments, L.P**	Delaware
UDR of Tennessee, L.P**	Virginia
UDR Ohio Properties, LLC	Virginia
UDR Okeeheelee LLC*	Delaware
UDR/Pacific Los Alisos, L.P**	Delaware
UDR Pinebrook, L.P**	Delaware
UDR Presidential Greens, L.L.C.	Delaware
UDR Presidio, L.P**	Delaware
UDR Rancho Cucamonga, L.P.	Delaware
UDR Red Stone Ranch LLC*	Delaware
UDR Ridgewood (II) Garden, LLC**	Virginia
UDR Ridge at Blue Hills LLC	Delaware
UDR River Terrace LLC	Delaware
UDR Rivergate LLC	Delaware
UDR South Carolina Trust	Maryland
UDR Stone Canyon LLC*	Delaware
UDR Texas Properties LLC	Delaware
UDR Texas Ventures LLC*	Delaware
UDR The Bradford LLC*	Delaware
UDR The Cliffs LLC*	Delaware

State of Incorporation
Subsidiary	or Organization

UDR The Legend at Park Ten LLC*	Delaware
UDR The Mandolin LLC*	Delaware
UDR The Meridian LLC*	Delaware
UDR Towers By The Bay LLC	Delaware
UDR TX Fund LLC	Delaware
UDR Villa Venetia Apartments, L.P**	Delaware
UDR Virginia Properties, LLC	Virginia
UDR Wellington Place LLC	Delaware
UDR Windjammer, L.P**	Delaware
UDR Woodland Apartments II, L.P.	Delaware
UDR Woodland GP, LLC	Delaware
UDRT of Delaware 4 LLC**	Delaware
United Dominion Realty, L.P.	Delaware
View 14 Investments LLC	Delaware
Washington Vue, LP*	Delaware
Waterside Towers, L.L.C.	Delaware
West El Camino Real, LLC*	Delaware
Western Residential, Inc.	Virginia
Wilshire Crescent Heights, LLC*	Delaware
Windemere at Sycamore Highlands, LLC	Delaware
Winterland San Francisco Partners**	California
Woodlake Village, L.P**	California